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                                                                    EXHIBIT 99.7


                          CONSENT OF JAMES T. DRESHER

     I hereby consent to the use of my name in the Registration Statement on Form S-4 of VMARK Software, Inc. and any amendment thereto, as the same appears therein under the caption "Management of VMARK Following the Merger" with respect to my becoming a director of VMARK.

November 13, 1997


                                                    /s/ JAMES T. DRESHER
                                            ------------------------------------
                                                      JAMES T. DRESHER